UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 16, 2026

Date of Report (Date of earliest event reported)

Aprea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39069	84-2246769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3805 Old Easton Road Doylestown, PA (Address of principal executive offices)	18902 (Zip Code)

Registrant's telephone number, including area code: (215) 948-4119 (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	APRE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of stockholders (the “Annual Meeting”) of Aprea Therapeutics, Inc. (the “Company”) held on June 16, 2026, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	A proposal to elect three Class I directors of the Company, Marc Duey, Richard Peters, M.D., and Bernd R. Seizinger, M.D., Ph.D., each to hold office until the 2029 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified.

Proposal 2:	A proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

Proposal 3:	A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, and to authorize the Board of Directors of the Company (the “Board”) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a ratio of not less than one-for-three and not more than one-for-eight of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”).

Proposal 4:	A proposal to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.

Proposal 5:	A proposal to approve, by non-binding advisory vote, the frequency of future votes on the compensation of the Company’s named executive officers.

Proposal 6:	A proposal to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 30, 2026. Of the 12,382,776 shares of the Company’s Common Stock entitled to vote at the Annual Meeting, 8,268,451 shares, or approximately 66.8%, were represented at the Annual Meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below.

Proposal 1:	Election of Class I Directors.

The Company’s stockholders elected the following directors to serve as Class I directors until the 2029 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Marc Duey	5,817,488	64,578	2,386,385
Richard Peters, M.D.	5,824,115	57,951	2,386,385
Bernd R. Seizinger, M.D., Ph.D.	5,495,110	386,956	2,386,385

Proposal 2:	Ratification of Appointment EisnerAmper LLP.

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,107,969	44,299	116,183	0

Proposal 3:	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, and to authorize the Board to effect a reverse stock split of the Common Stock at a ratio of not less than one-for-three and not more than one-for-eight of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”).

The Company’s stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, and authorized the Board to effect a reverse stock split of the Common Stock at a ratio of not less than one-for-three and not more than one-for-eight of the Common Stock (with all fractional shares rounded up to the nearest whole share) (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion (without reducing the authorized number of shares of the Common Stock), and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”). The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,038,052	210,751	19,648	0

Proposal 4:	Approval, by non-binding advisory vote, the compensation of the Company’s named executive officers.

The Company’s stockholders voted to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,777,837	78,853	25,376	2,386,385

Proposal 5:	Approval, by non-binding advisory vote, the frequency of future votes on the compensation of the Company’s named executive officers.

The Company’s stockholders voted to approve, by non-binding advisory vote, the frequency of future votes on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Votes Abstaining
4,276,181	22,984	1,056,208	526,693

Proposal 6:	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

The Company’s stockholders voted to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,056,154	191,486	20,811	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2026	Aprea Therapeutics, Inc.

	By:	/s/ Oren Gilad
Oren Gilad, Ph.D.,
President and Chief Executive Officer